SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 4, 2016

ALLIANCE MMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37899	47-5412331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paul K. Danner, III

Chief Executive Officer

590 Madison Avenue, 21st Floor

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 739-7825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On November 4, 2016, Alliance MMA, Inc. (the “Company”) issued a press release announcing that it entered into an agreement with Comcast SportsNet pursuant to which its Hoosier Fight Club MMA promotion would be aired on the Comcast SportsNet Chicago network. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

On November 8, 2016, the Company issued a press release announcing that former UFC Event Coordinator and MMA legend Burt Watson has joined the Company as Director, Fighter Relations. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated by reference herein.

The information under this Item 7.01 and in Exhibits 99.1 and 99.2 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibits 99.1 and 99.2 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release dated November 4, 2016.

99.2	Press Release dated November 8, 2016.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE MMA, INC.

By:	/s/ Paul K. Danner, III
Name:	Paul K. Danner, III
Its:	Chief Executive Officer

Dated: November 9, 2016

EXHIBIT INDEX

99.1	Press Release dated November 4, 2016.

99.2	Press Release dated November 8, 2016.